UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 16, 2026

Sonida Senior Living, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road, Suite 810
Dallas, Texas	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SNDA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Mr. Lieberman as a Director; Appointment of Mr. Levinson as a Director

On April 16, 2026, Shmuel S.Z. Lieberman, an independent director of the Board of Directors (the “Board”) of Sonida Senior Living, Inc. (the “Company”), notified the Board of his resignation from his position as an independent director of the Board effective April 27, 2026. There is no disagreement between Mr. Lieberman and the Company on any matter relating to the Company’s operations, policies or practices.

Upon receipt of Mr. Lieberman’s notice, on April 16, 2026, the Board appointed Sam Levinson to the Board as a Class II director of the Company, effective April 27, 2026, for a term scheduled to expire, along with the Company’s other Class II directors, at the Company’s 2026 annual meeting of stockholders. Mr. Levinson’s appointment was made to fill the vacancy in the Class II directors of the Board resulting from Mr. Lieberman’s resignation. Additionally, Mr. Levinson was appointed to the Board’s Compensation Committee.

Mr. Levinson will serve as a director designee of Silk Partners LP (“Silk”), a stockholder of the Company, pursuant to the terms of the Amended and Restated Investor Rights Agreement (the “Investor Rights Agreement”), dated as of March 10, 2026, by and among the Company, certain affiliates of Conversant Capital LLC (the “Conversant Parties”) and Silk. The Board has determined that Mr. Levinson qualifies as an independent director under the listing standards of the New York Stock Exchange.

The information set forth under Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on November 5, 2025 with respect to the Investor Rights Agreement, the Amended and Restated Registration Rights Agreement by and among the Company, Conversant Parties, Silk and PF Investors, LLC dated as of March 10, 2026, and the Investment Agreement by and between the Company and Silk dated as of November 4, 2025 is incorporated into this Item 5.02 by reference. In addition, the information set forth under Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on February 6, 2024 with respect to the Securities Purchase Agreement by and among the Company, Silk, certain affiliates of Conversant Capital LLC and the other investors party thereto, dated February 1, 2024, is incorporated into this Item 5.02 by reference. There are no other transactions involving Mr. Levinson, Silk or Silk’s affiliates that are required to be disclosed in this Current Report on Form 8-K pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2026	Sonida Senior Living, Inc.

	By:	/s/ Tabitha Bailey
	Name:	Tabitha Bailey
	Title:	Senior Vice President and Chief Legal Officer